CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT
This Third Amendment (“Third Amendment”) is entered into on March 23, 2021 (“Third Amendment Effective Date”) by and between Daewoong Pharmaceutical Co., Ltd. (“DAEWOONG”) and Evolus Inc. (“EVOLUS”) and amends that certain License & Supply Agreement between the Parties dated September 30, 2013, as amended by that certain First Amendment dated February 26, 2014 and that certain Second Amendment dated July 15, 2014 (collectively, the “Original Agreement”).
The Parties, for their mutual benefit, now wish to amend the Original Agreement. Capitalized terms herein used which are not herein defined shall have the respective meanings ascribed to them in the Original Agreement. All references to the term “Agreement” in the Original Agreement shall be deemed to include all of the terms and conditions of this Third Amendment.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:
1.Condition to this Third Amendment. As a condition to the entry into this Third Amendment, DAEWOONG shall simultaneously enter into certain other agreements, to wit: Addendum to the Exclusive Distribution and Supply Agreement by and among EVOLUS, DAEWOONG and Clarion Medical Technologies, Inc., the Convertible Promissory Note Conversion Agreement between DAEWOONG and EVOLUS, the Confidential Settlement and Release Agreement by and between DAEWOONG and EVOLUS (“EVOLUS DAEWOONG Settlement Agreement”).
2.AMENDMENTS.
(a)Definition of Territory. The definition of “Territory” in Section 1.36 of the Original Agreement is hereby deleted in its entirety and replaced with the following for purposes of the aesthetic indications of the Product:
“Territory” means the United States of America and its territories and possessions (the “US Territory”), the European Territories, Russia, Commonwealth of Independent States (for the avoidance doubt, excluding Ukraine) (“CIS”), South Africa, Canada, Australia and Japan. As used herein, the “European Territories” means, collectively, (i) all of the member states of the European Union as of the Third Amendment Effective Date, (ii) the United Kingdom (iii) Switzerland, and (iii) all other members and cooperating countries of the European Economic Area as of the Third Amendment Effective Date. Each of the US Territory, the European Territories, Russia, CIS, South Africa, Canada, Australia, and Japan will be referred to collectively as the “Sub-Territories” and each individually a “Sub-Territory”. In the event that EVOLUS fails to submit an application for either (a) Marketing Authorization or (b) to start clinical trials (an “Application”) in each of Russia, CIS, South Africa or Australia within [***] ([***]) months of the Third Amendment Effective Date, the definition of “Territory” shall no longer include such Sub-Territory in which EVOLUS failed to submit an Application and the corresponding Target Performance for such Sub-Territory on Annex B shall be deleted and deemed to be of no further force and effect . Provided, however, if EVOLUS is making its best efforts to, and is diligently pursuing in good faith to, submit an Application in such Sub-Territory prior to the expiration of [***] ([***]) months of the Third Amendment Effective Date, then the period to submit the Application may be extended for a reasonable time as determined between the Parties working together in good faith.
(b)Modification of Sections 4.2 and 4.10. References in Sections 4.2 and 4.10 to “[***] ([***]) months” are hereby modified to “[***] ([***]) months” with respect to the binding portion of the Forecasts and Safety Stock with respect to the European Territories only.

(c)Amendment of Section 5.1. Section 5.1 of the Original Agreement is hereby amended and restated in its entirety and replaced with the following.

“5.1    EVOLUS Minimum Annual Purchases Requirement.

(a) Subject to Section 5.1(b), If EVOLUS fails to achieve the Minimum Annual Purchases, as specified in Annex B for a specific Sub-Territory, DAEWOONG may, upon thirty (30) days’ prior written notice to EVOLUS, elect to convert the exclusive license to EVOLUS to a non-exclusive license in such specific Sub-Territory and, at its sole discretion, grant non-exclusive licenses to other Persons to market Product in such specific Sub-Territory.

(b) Notwithstanding the foregoing, if EVOLUS fails to achieve the Minimum Annual Purchases in any Sub-Territory, but EVOLUS both (i) achieves [***]% or greater than the Target Performance, as specified in Annex B in any such Sub-Territory (“Target Performance”) and (ii) achieves [***]% of the total aggregate Target Performance calculated for the aggregate of all Sub-Territories collectively, then EVOLUS shall maintain exclusivity for all Sub-Territories. Provided, however, that, if EVOLUS fails to achieve at least [***]% of the Target Performance in a specific Sub-Territory, then regardless of the achievement of any aggregate Target Performance, DAEWOONG may, upon thirty (30) days’ prior written notice to EVOLUS, elect to convert the exclusive license to EVOLUS to a non-exclusive license in such specific Sub-Territory in which the Target Performance is less than [***]% and, at its sole discretion, grant non-exclusive licenses to other Persons to market Product in such specific Sub-Territory.”

(d)[Reserved]

(e)Amendment of Section 7.9. Section 7.9 of the Original Agreement is hereby amended and restated in its entirety and replaced with the following.

“7.9    All Product supplied by DAEWOONG to EVOLUS shall have, at time of receipt by EVOLUS, (i) [***]% of DAEWOONG’s shelf life in the case of Product for the US Territory, Russia, CIS, South Africa, Australia, Canada, and Japan or (ii) 20 months of DAEWOONG’s shelf life in the case of Product for the European Territories, in each case such shelf life defined as approved by the Governmental Authority granting Governmental Approval in the applicable Sub-Territory; provided, however, if the approved shelf life of a specific format of the Product is less than [***] months, then DAEWOONG will use Commercially Reasonable Efforts to maximize shelf life by manufacturing the Product on an as received basis (that is the shelf life will be the approved shelf life less the lead time to manufacture and supply the Product) and provided further that so long as the approved shelf-life for a specific format of the Product is less than [***] months, DAEWOONG shall have no obligation to produce Safety Stock for the specific format of the Product under Section 4.10. Subject to Product being supplied with the shelf life as set forth above, (a) DAEWOONG shall not be responsible for any expired units of the Product, including without limitation to those returned by wholesalers, pharmacists, doctors, or other Persons to whom EVOLUS sold the Product in the Territory, and (b) EVOLUS shall not be entitled to any replacement of the expired Product or to any compensation of any kind from DAEWOONG for such expired Product.”

(f)Amendment of Section 7.12. The following is added to the end of Section 7.12 of the Original Agreement.

“Notwithstanding any other provision of this Agreement or any Amendment thereto, if DAEWOONG is found to be liable under this Agreement (including liable for indemnification under this Section 7.12) in connection with any Claim arising from the European Territories, Russia, Canada, CIS, and South Africa, and such finding of liability includes a finding that DAEWOONG is required to pay indemnification, damages or other compensation based upon a calculation of lost profits, such lost profits shall be calculated by using the pricing as stated in Annex B of the Original Agreement (the “Reduced Damage Calculation”). For clarity, such Reduced Damage Calculation shall not be calculated by using the pricing in Annex B as amended and restated pursuant to Section 2(k) of the Third Amendment; provided, however, that the Reduced Damage Calculation shall not apply to any Claim which is determined to be based upon harm willfully inflicted or caused by the gross or wanton negligence of DAEWOONG. In such case, lost profits shall not be calculated under the Reduced Damage Calculation, but shall instead be calculated using the pricing in Annex B as amended and restated pursuant to Section 2(k) of the Third Amendment. For clarity, this Amendment to Section 7.12 does not modify any applicable rule of law regarding the recoverability of lost profits or the method of calculation of lost profits if recoverable other than that if the pricing in Annex B is a component of the calculation, then the terms of this Amendment to Section 7.12 shall govern whether the original or amended pricing is to be used.”

(g)Amendment of Section 9.5. Section 9.5 of the Original Agreement is hereby amended and restated in its entirety and replaced with the following.

“9.5    Subject to the EVOLUS Regulatory Right, EVOLUS shall provide DAEWOONG and DAEWOONG shall have the right to freely use (with such use occurring exclusively outside the Territory (as of the Third Amendment Effective Date) and not for the direct or indirect purpose of obtaining or pursuing any Governmental Approval or any other purpose in the Territory (as of the Third Amendment Effective Date)) all documents and information relating to Regulatory Approvals including but not limited to: (a) full dossiers and/or any other submitted documents to Governmental Authorities; (b) all correspondence and communication exchanged with Governmental Authorities; (c) any certificate of Drug Registrations in Territory related to Product issued by Governmental Authorities; (d) any “Certificate(s) of Pharmaceutical Product” and/or “Certificate(s) of Free Sales” based upon the Regulatory Approval and (e) any other regulatory documents. DAEWOONG shall use such documents and information in a truthful and non-misleading manner and shall not prejudice the use of such documents or information or the Regulatory Approvals by EVOLUS within the Territory. EVOLUS shall use Commercially Reasonable Efforts to provide such documents and information within 14 days from the request of DAEWOONG, and to the extent delayed, shall promptly provide the documents and information as soon as possible thereafter.”
(h)Addition of Section 13.8. Section 13.8 shall be added to the Original Agreement as follows.

“13.8    In view of EVOLUS’s having entered into certain agreements with Medytox Inc. (“Medytox”) on February 18, 2021, including the “Evolus-Medytox US Settlement” and the “Evolus-Medytox ROW Settlement” as the terms are defined in the preamble of the EVOLUS DAEWOONG Settlement Agreement, EVOLUS hereby acknowledges and agrees to the following:

(a) In addition to and notwithstanding anything to the contrary under the confidentiality provisions of Article 14, during the Term of this Agreement and even after the expiration or termination of this Agreement regardless of the reason therefor, EVOLUS shall not provide, disclose, furnish, supply, or otherwise make available to Medytox and its employees, officers, owners, representatives, agents, partners, directors, subsidiaries, divisions, parent companies, affiliates, attorneys, insurers, successors, and assignees any Confidential Information of DAEWOONG without DAEWOONG’s prior written consent thereto, regardless of any contractual obligations EVOLUS may have or may deem itself to have under its agreements with Medytox, including but not limited to, the Evolus-Medytox ROW Settlement. Breach of the foregoing provision shall be considered a Default that is not capable of cure under Section 16.1 of this Agreement.

(b) Notwithstanding Section 18.3 of this Agreement, the provisions under this Section 13.8 (a) shall survive expiration or termination of this Agreement.

(c) EVOLUS’s discussions with Medytox and its employees, officers, owners, representatives, agents, partners, directors, subsidiaries, divisions, parent companies, affiliates, attorneys, insurers, successors, and assignees, including those conducted under Section 8.2 of the Evolus-Medytox ROW Settlement shall not unduly affect or in any way compromise (i) the purpose and activities (including the input on Product development and Commercialization Plans) of the JSC under Article 11 of this Agreement, including but not limited to the JSC’s duty to exercise such authority in good faith under Section 11.3 and/or (ii) DAEWOONG’s rights and obligations arising under this Agreement.

(i)Amendment of Section 16.3. Section 16.3 of the Original Agreement is hereby amended and restated in its entirety and replaced with the following

“16.3    Subject to the terms and conditions of Section 5.1, DAEWOONG shall have the right to elect to make all licenses granted to EVOLUS under this Agreement non-exclusive in such specific Sub-Territory upon thirty (30) day written notice to EVOLUS for EVOLUS’ failure to achieve the Minimum Annual Purchases in such specific Sub-Territory.”

(j)Amendment of Section 23.1. Section 23.1 of the Original Agreement is hereby amended and restated in its entirety and replaced with the following.

“23.1 EVOLUS shall autonomously perform its duties and obligations hereunder and shall not sub-contract or assign the same or any part thereof to any other person whatsoever without the prior written consent of DAEWOONG; provided, however, that (a) EVOLUS may assign this Agreement, including its duties and obligations hereunder to an Affiliate; and (b) EVOLUS may assign this Agreement in connection with any sale or transfer of the business to which this Agreement relates, whether by sale of assets, sale of stock, merger or otherwise; provided, further, however, that the assignee or successor of the business has the financial wherewithal to continue the obligation under this agreement, and the assignee or successor shall assume and/or take all of the duties and obligations under this Agreement.
The assignee or successor must agree in writing to be bound by the terms of this agreement prior to the assignment. Any attempted assignment in violation of the foregoing shall be null and void.”

(k)Annex B Amendment. Annex B of the Original Agreement is hereby amended and restated with respect to the Territory for aesthetic uses of the product as set forth on Annex B attached to this Third Amendment. The parties agree that there are no Minimum Annual Purchases for Therapeutic Use.

3.Counterparts. This Third Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to this Third Amendment transmitted by facsimile, email, portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as the physical delivery of the paper document bearing original signatures.
4.No Other Amendments. Except as herein set forth, the Original Agreement has not been modified and, as amended by this Third Amendment, remains of full force and effect. This Third Amendment does not amend any terms related to the Therapeutic Use of the Product, which terms shall be set forth in a separate agreement. To the extent there are any inconsistencies or ambiguities between the specific subject matter of this Third Amendment and the Original Agreement, the terms of this Third Amendment shall supersede the Original Agreement.

In Witness Whereof, the duly authorized representatives of the Parties have executed this Third Amendment effective as of the Third Amendment Effective Date.

DAEWOONG PHARMACEUTICAL CO., LTD.	EVOLUS INC.
By: /s/ Seng-Ho Jeon Name: Seng-Ho Jeon Title: CEO & President	By: /s/ David Moatazedi Name: David Moatazedi Title: CEO & President

Annex B
Product Price and Minimum Annual Purchases
A Minimum Annual Purchase shall mean [***] ([***]) % of the Target Performance stated in the Tables below.

1. Target Performance for US Territory of aesthetic use *
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Jeuveau®	[***]	[***]	[***]	[***]	[***]	[***]

(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Jeuveau®	[***]	[***]	[***]	[***]	[***]	[***]

* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in the US Territory as described above (i.e., [***]% of the targeted performance for the US Territory), but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in the US Territory based upon the table set forth below, then EVOLUS and its Affiliates shall be deemed to have met the Annual Purchase Minimums for the US Territory for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for the US Territory for any given year, then EVOLUS shall have met the Minimum Annual Purchases for the US Territory in such year regardless of the market share criteria set forth below.

Target percentage of market share for US Territories of aesthetic use

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Jeuveau®	[***]	[***]	[***]	[***]	[***]	[***]

2. Target Performance for European territories of aesthetic use *

(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in the European Territory as described above (i.e., [***]% of the targeted performance for the European), but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in the European Territory based upon the table set forth below, then EVOLUS and its Affiliates shall be deemed to have met the Annual Purchase Minimums for the European Territory for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for any given year in the European Territory, then EVOLUS shall have met the Minimum Annual Purchases for the European Territory in such year regardless of the market share criteria set forth below.

**In advance of the Commercial Launch of the [***] of the Product in the European Territories: (1) the first shipped lot shall be at a price of $[***] per [***] vial and (2) thereafter for a period of [***] after the first shipment date of the 50IU format in the European Territories, EVOLUS shall be permitted to purchase [***] vial of [***] free of charge (“Sample Vials”) for every [***] purchased at the price set forth in the table above. Sample Vials shall not count towards the attainment of the target performance or Minimum Annual Purchases

* Target percentage of market share for European Territories of aesthetic use

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva ™	[***]	[***]	[***]	[***]	[***]	[***]

3. Target Performance for Russia, CIS and South Africa
Russia
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

CIS
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

South Africa
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in Russia, CIS or South Africa territory as described above (i.e., [***]% of the targeted performance for such territory, but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in such territory based upon the table set forth below, then EVOLUS and its Affiliates shall be deemed to have met the Annual Purchase Minimums for the applicable territory for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for any given year in the applicable territory, then EVOLUS shall have met the Minimum Annual Purchases for the applicable territory in such year regardless of the market share criteria set forth below.

Target percentage of market share for Russia, CIS, South Africa of aesthetic use

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva ™	[***]	[***]	[***]	[***]	[***]	[***]

4. Target Performance for Canada of aesthetic use*
(volume calculation based on [***] IU)
For purposes of Canada only, the 1st Year shall start October 1, 2020

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in Canada as described above (i.e., [***]% of the targeted performance for Canada), but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in Canada based upon the table set forth below, then EVOLUS and its Affiliates shall be deemed to have met the Annual Purchase Minimums for the Canada for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for any given year in Canada, then EVOLUS shall have met the Minimum Annual Purchases for Canada in such year regardless of the market share criteria set forth below.

* Target percentage of market share for Canada

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

5. Target Performance for Australia of aesthetic use*
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in Australia as described above (i.e., [***]% of the targeted performance for Australia), but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in Australia based upon the table set forth below, then EVOLUS and its Affiliates shall be deemed to have met the Annual Purchase Minimums for the Australia for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for any given year in Australia, then EVOLUS shall have met the Minimum Annual Purchases for Australia in such year regardless of the market share criteria set forth below.

* Target percentage of market share for Australia

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

6. Target Performance for Japan of aesthetic use*
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]

* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in Japan as described above (i.e., [***]% of the targeted performance for Australia), but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in Japan based upon the table set forth below, then EVOLUS and its Affiliates shall be deemed to have met the Annual Purchase Minimums for the Japan for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for any given year in Japan, then EVOLUS shall have met the Minimum Annual Purchases for Japan in such year regardless of the market share criteria set forth below.

* Target percentage of market share for Japan

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nuceiva™	[***]	[***]	[***]	[***]	[***]	[***]